UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2015

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Annual Incentive Plan. On February 12, 2015, the Board of Directors (“Board”) of Crown Castle International Corp. (“Company”), upon recommendation from the Compensation Committee, approved the 2015 Executive Management Team Annual Incentive Plan (“2015 Incentive Plan”) for the Company’s executive management team (“EMT”), including W. Benjamin Moreland, the Company’s President and Chief Executive Officer and the Company’s other executive officers. The 2015 Incentive Plan is intended to provide incentives to members of the Company’s EMT in the form of cash payments for achieving certain performance goals established under the 2015 Incentive Plan. Under the 2015 Incentive Plan, each eligible participant has an assigned target incentive level, expressed as a percentage of base salary. Depending on the achievement of specified levels of corporate and business unit financial performance goals and individual performance goals, each eligible participant may earn a multiple of the target incentive. The Board’s approval of the 2015 Incentive Plan does not create a guarantee of an incentive award to any eligible participant, and the Compensation Committee retains discretion to discontinue or amend the 2015 Incentive Plan at any time. A copy of the 2015 Incentive Plan is filed as Exhibit 10.1 to this Form 8-K.

Executive Officer Compensation. On February 12, 2015, the Board, upon recommendation from the Compensation Committee, approved the following base salaries, annual incentives and restricted stock units (“RSUs”) with respect to the following executive officers of the Company:

Name and Principal Position	2015 Base Salary ($)	2014 Annual Incentive ($)	2015 Time Vest RSUs (Units)	2015 Performance RSUs (Units)
W. Benjamin Moreland	$983,651	$1,932,743	25,773	89,063
President and Chief Executive Officer

Jay A. Brown	$522,412	$664,665	9,394	32,461
Senior Vice President, Chief Financial Officer and Treasurer

James D. Young	$519,842	$661,298	9,348	32,301
Senior Vice President and Chief Operating Officer

E. Blake Hawk	$481,154	$526,236	7,691	26,575
Executive Vice President and General Counsel

Patrick Slowey	$451,088	$512,359	4,506	15,572
Senior Vice President and Chief Commercial Officer

Each RSU shown in the table above is issued pursuant to the Company’s 2013 Long-Term Incentive Plan and represents a contingent right to receive one share of common stock of the Company (“Common Stock”); vesting (i.e., forfeiture restriction termination) with respect to each RSU generally is (1) subject to the executive officer remaining an employee or director of the Company or its affiliates and (2) the other applicable vesting criteria described below.

The terms of the 2015 Time Vest RSUs shown in the table above provide that 33 1/3% of such Time Vest RSUs vest on February 19 of each of 2016, 2017 and 2018.

The terms of the 2015 Performance RSUs shown in the table above provide that 0% to 100% of the Performance RSUs vest on February 19, 2018 based upon the Company’s total stockholder return (“TSR”) performance ranking (“TSR Rank”) relative to a peer group of companies approved by the Board (“TSR Peer Group”) for the three year period ending February 12, 2018 (“Period”).* If the TSR Rank is at the 30th percentile or more up to the 55th percentile, then 33.34% to 66.67% of the Performance RSUs vest on a pro rata basis based upon the level of the TSR Rank (i.e., approximately an additional 1.3336% of the units vest for each 1.0 percentile increase in the TSR Rank above the 30th percentile up to the 55th percentile), with 66.67% of the Performance RSUs vesting at the 55th percentile. If the TSR Rank is at the 55th percentile or more, then 66.67% to 100% of the Performance RSUs vest on a pro rata basis based upon the level of the TSR Rank (i.e., approximately an additional 0.95229% of the units vest for each 1.0 percentile increase in the TSR Rank above the 55th percentile up to the 90th percentile (or above)), with 100% of the units vesting at or above the 90th percentile. However, if the TSR is negative for the Period and the TSR Rank is at or above the 30th percentile, the percentage of units which vest shall be 33.34%. If the TSR Rank is below the 30th percentile, 100% of the Performance RSUs will be forfeited.

A form of the standard Restricted Stock Units Agreement generally used for the Company’s 2013 Long-Term Incentive Plan is filed as Exhibit 10.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 26, 2014.

*	The Compensation Committee has the authority to interpret and determine the application and calculation of matters relating to the determination of TSR and TSR Rank and to make adjustments it deems appropriate to reflect changes in (1) the Common Stock, including as a result of any stock split or consolidation, stock dividend, recapitalization, merger, reorganization, or other relevant distribution or change in capitalization, or (2) the Peer Group, including as a result of any TSR Peer Group company becoming bankrupt, being acquired, disposing of a material portion of its assets, being delisted from a stock exchange, or splitting its common stock (or other change to such company’s stock or capitalization).

Non-employee Director Equity Compensation. On February 12, 2015, the Board also approved an annual equity grant of shares of Common Stock to the non-employee directors of the Board. A summary of the current components of compensation for non-employee members of the Board, including the equity grants approved on February 12, 2015, is filed herewith as Exhibit 10.2 to this Form 8-K.

ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

(a) On February 12, 2015, the Board adopted amended and restated By-laws (“By-laws”) for the Company. Modifications in the By-laws as compared to the prior Amended and Restated By-laws of the Company, effective as of December 15, 2014, include (1) the addition of new Section 6.08 providing provisions relating to the general interpretation and construction of the By-laws, (2) the addition of new Section 9.01, providing for the exclusive forum (unless the Company otherwise consents in writing) for the adjudication of certain types of legal actions brought against or on behalf of the Company, and (3) drafting clarifications relating to the use of certain defined terms. The foregoing summary of the By-laws is qualified in its entirety by reference to the complete provisions of the By-laws which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

As used in this Form 8-K, the term “including,” and any variation thereof, means “including without limitation.”

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Crown Castle International Corp., dated February 12, 2015

10.1	2015 Executive Management Team Annual Incentive Plan

10.2	Summary of Non-Employee Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: February 19, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Crown Castle International Corp., dated February 12, 2015

10.1	2015 Executive Management Team Annual Incentive Plan

10.2	Summary of Non-Employee Director Compensation